PREPAYMENT AND OTHER ASSETS	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
PREPAYMENT AND OTHER ASSETS

NOTE 5 – PREPAYMENT AND OTHER ASSETS

	As of December 31,
	2025	2024
VAT receivable - current	$334,608	$348,112
Other receivables	227,519	43,824
Other receivables from well equipment - current	609,604	609,604
Consumables and spare parts	1,083,387	190,584
Prepaid expenses	70,798	48,533
Less: allowance on other receivables	(632,019)	(103,433)
Prepayment and other current assets	$1,693,897	$1,137,224

VAT receivable – non-current	1,534,521	1,294,611
Other receivables from well equipment – non-current	-	-
Deposit and others	136,933	133,682
Durable spare parts	-	185,145
Other non-current assets	1,671,454	1,613,438
Less: allowance on other receivables	(307,868)	(14,241)
Other non-current assets, net	$1,363,586	$1,599,197

For the year ended December 31, 2023, the Company sold a rig equipment to a third party. For the year ended December 31, 2024, the Company recorded $99,604 allowance for the uncollected amounts for the equipment sale. The receivables on the rig equipment were supposed to be received in 2025, however, as of the date of annual report, none of the receivables have been collected. Considering the high potential of default, the Company recorded a full allowance of $609,604 against the rig equipment as of December 31, 2025.

The Company also recorded allowance on the VAT receivable, $3,829 and $14,241 on the current and non-current, respectively as of December 31, 2024. The VAT receivable is the qualified input VAT paid by the Company to Pertamina. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. As the Company’s sales are not subject to any VAT output, the Company will bill Pertamina for reimbursement per tax reimbursement filing. The Company put all VAT receivable under current asset in the fiscal year 2022 and 2023, however, based on the latest facts and circumstances, the Company started to collect its VAT receivable for 2021 in the year 2024. In 2025, the Company didn’t collect any VAT receivable from Pertamina. Therefore, the Company considered the 2021 VAT would be collected in the year 2026 which were reasonable to be classified as current assets while the rest was reclassified as non-current assets as it is expected to be collected over next 12 months after December 31, 2025. Due to no collection of VAT receivable in 2025, the Company concluded that an allowance should be recognized for prepaid VAT by applying the 7.18% discount rate to expected collections over the estimated recovery period. The Company increased the allowance for VAT receivable to $22,416 and $307,868, respectively, for current and non-current as of December 31, 2025.

After evaluating above facts, $1,534,521 VAT receivable was classified as non-current assets and $334,608 was classified under current assets as of December 31, 2025.